[PHOTO]


The Portugal Fund, Inc.
------------------------
SEMI-ANNUAL REPORT
JUNE 30, 1999

 CONTENTS

Letter to Shareholders.......................................................................          1

Portfolio Summary............................................................................          8

Schedule of Investments......................................................................          9

Statement of Assets and Liabilities..........................................................         11

Statement of Operations......................................................................         12

Statement of Changes in Net Assets...........................................................         13

Financial Highlights.........................................................................         14

Notes to Financial Statements................................................................         15

Description of InvestLink-SM- Program........................................................         18

PICTURED ON THE COVER IS THE AMOREIRAS SHOPPING CENTER LOCATED IN LISBON, PORTUGAL.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                   July 30, 1999

DEAR SHAREHOLDER:

I am writing to report on the activities of The Portugal Fund, Inc. (the "Fund") for the six months ended June 30, 1999.

At June 30, 1999, the Fund's net assets were approximately $82.3 million. Net asset value ("NAV") per share was $15.44, as compared to $18.31 at December 31, 1998.

PERFORMANCE: HELPED BY FINANCIAL SERVICES AND PORTUGAL TELECOM, S.A.

For the six months ended June 30, 1999, the Fund's total return, based on NAV was -15.7%, versus -17.9% for the Morgan Stanley Capital International Portugal Index (the "Index").

The Fund outperformed the Index benchmark principally due to two factors:

- Stock selection in the important financial services sector was particularly effective. Specifically, the portfolio's allocation included several companies--notably the giant bank and insurer, Companhia de Seguros Mundial Confianca, S.A.--whose share price benefited from the ongoing consolidation within Portugal's banking industry. Nearly one quarter of the Fund was invested in financial companies at June 30.

- I chose to reduce exposure to Portugal Telecom, S.A. ("PT"), the Fund's single largest position, in order to raise funds for reinvestment in smaller Portuguese companies (a move that I will discuss in greater detail later in the report). The timing of the reduction was fortunate, as it preceded a slide in PT's share price ahead of the government's sale of part of its major PT equity stake.

THE MARKET: ADAPTING TO EUROLAND

Imagine (or remember, as the case may be) the dilemma faced by children who have successfully negotiated the relatively peaceful byways of elementary school, only to graduate and be thrust into the comparatively turbulent life of middle school. Suddenly, everyone is bigger. The rules of social engagement have changed. One has to struggle to be noticed and fight openly to be heard.

What I've just described is Portugal as it grows into its new role as a developed nation in the European Union ("EU"). As the country has found, though, growing up is sometimes painful, as was reflected in the first half of 1999:

ECONOMIC WEAKNESS IN EUROPE. Portugal's inclusion in the giant EU was supposed to have aided its fortunes. Yet so far, the EU has failed to live up to expectations, particularly in terms of increasing trade among its members. Economic stagnation throughout Europe this year means that Portugal, which exports the vast majority (I.E., approximately 80%) of its output to the rest of Europe, has suffered disproportionately.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

DESERTION BY DOMESTIC INSTITUTIONAL AND RETAIL INVESTORS. With no foreign exchange risk in Euroland (owing to the adoption of the euro in January), Portuguese institutional investors have deserted their country en masse. During the first half alone, approximately 50% of domestic institutional capital left the Portuguese equity market in search of larger and more liquid European equities, and local individuals followed suit. The resultant loss of liquidity left an already-thirsty marketplace bone-dry.

DISAPPOINTING EARNINGS AND RELATIVELY SMALL CAPITALIZATION. PT; Telecel-Comunicacoes Pessoais, S.A.; Cimpor-Cimentos de Portugal, S.G.P.S., S.A. ("Cimpor"); Jeronimo Martins S.G.P.S., S.A. and some of the other largest-capitalization Portuguese companies announced earnings that failed to meet expectations. Along with other large-cap local companies, they were overlooked by investors who saw them as small fish (I.E., compared to their European contemporaries) in a very small pond.

A few additional factors bruised the Portuguese equity marketplace this year as well. Many dedicated emerging markets portfolios, for instance, sold positions following Portugal's promotion to developed-world status in the Morgan Stanley Capital International group of equity indices. And the efforts of several large Portuguese companies to expand into other emerging markets--notably Brazil--have yet to bear fruit.

In sum, Portugal is presently taking some hard shots as its commercial interests step onto a much larger playing field, along the way having to re-learn how to compete in a business and investment environment that is tougher and much less forgiving than they have known. They are, in fact, adapting and are likely to remember this transitional period with a kind of wry fondness as they grow into world-class competitors.

Such is the environment in which many excellent Portuguese companies are being ignored by the majority of investors who, so far this year, greatly prefer their larger counterparts elsewhere in Europe. This is fortunate for investors in the minority, for when the majority ignore value, there is that much more to go around for the patient and farsighted minority who do not. I, of course, throw my hat into the ring on the side of the latter.

--------------------------------------------------------------------------------
   2

LETTER TO SHAREHOLDERS

PORTFOLIO STRATEGY: BUYING VALUE, LARGE AND SMALL

TOP 10 HOLDINGS, BY ISSUER *

                                                     % OF
                                                     NET
      HOLDING                        SECTOR         ASSETS
      ------------------------  -----------------  --------
   1. Portugal Telecom              Telecom.          19.3
   2. EDP                          Electricity        17.9
   3. Cimpor                      Construction         8.7
   4. BPI                            Banking           5.4
   5. Banco Espirito Santo           Banking           4.6
   6. Jeronimo Martins          Food/Bev./Tobacco      4.6
   7. Tranquilidade                 Insurance          4.5
   8. BCP                            Banking           4.5
   9. Brisa                      Transportation        4.0
  10. Mundial Confianca             Insurance          3.8
                                                       ---
      Total                                           77.3

* Company names are abbreviations of those found in the chart on page 8.
                                SECTOR BREAKDOWN
                               (% of net assets)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SECTOR BREAKDOWN
Banking               14.47%
Construction          12.12%
Forest prod/paper      3.35%
Electricity           17.95%
Food/Bev/Tobacco       7.71%
Insurance              8.31%
Telecom.              19.35%
Transportation         7.71%
Other*                 9.03%

* Other includes chemicals & petroleum products, consumer products, crystal & giftware, non-metallic mineral products, retail-restaurants, steel, wholesale and cash and other assets.

In assessing Portugal's investment climate, I see value on both ends of the spectrum, as several large- and many small-cap stocks are significantly undervalued in today's marketplace.

My core strategy continues to emphasize large-caps, as they have proven to be the most visible and liquid among Portuguese equities as the country shifts to developed status. Even so, a number of excellent large-caps have languished, in part because they are misunderstood.

CIMPOR-CIMENTOS DE PORTUGAL, S.G.P.S., S.A.

One such company is CIMPOR-CIMENTOS DE PORTUGAL, S.G.P.S., S.A ("Cimpor"), one of the world's ten largest cement manufacturers and a company I last discussed in these pages in early 1997. By way of background, Cimpor was the first Portuguese blue-chip to be privatized and remains the country's largest listed industrial company. It was also the first Portuguese industrial concern to significantly expand abroad, with major investments in Spain, Mozambique, Morocco, Brazil and Tunisia.

So why is this company's stock trading at well below its fair market value? There is no real reason, but that's not the point; in Cimpor's case, perception has become a form of reality. For example, Cimpor's stock has suffered from investor perception that it is a pure cyclical play, and thus should be punished along with other cyclicals in the current market. A closer examination, though, reveals that only 15% of its gross cash flow is generated from operations that might be considered cyclical.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Because Cimpor operates in Brazil, its shares were also battered along with those of almost every other Portuguese company that does so, even though their Brazilian interests are relatively minor and don't jeopardize cash flow. Adding fuel to the fire, a local newspaper recently scared investors by accidentally inflating revenue losses from a strike at Cimpor's Mozambican plants.

As a result of these misunderstandings and other factors, international investors have been exiting the stock and its price has suffered accordingly. Why, then, have Portuguese institutions--the same ones that have been deserting Portugal in droves--been buying Cimpor? I believe it's because, being local and closer to the source, they have made more of an effort to understand and appreciate the company's story, one that includes numerous, strong fundamentals and a very bright outlook:

- Most of Cimpor's cement manufacturing capacity is dedicated to a massive EU infrastructure spending program (E.G., the new Lisbon airport, a high-speed train, new highway building projects) in the Portugal-Spain Atlantic corridor. These non-cyclical public works projects should bolster demand for Cimpor cement for some time to come.

- Cement consumption in Spain, a major market for Cimpor, is growing strongly. Combined with projected demand from the above-mentioned projects, this should keep Cimpor's recently expanded Galencia plants running at approximately 100% capacity for some time to come. Overall, the company's plants run at an average 87% of capacity, a rate unheard of from any other company of its kind.

- Real interest rates in Portugal are very low to negative, helping to release pent-up consumer demand for housing and (by extension) cement. Even in Mozambique, pent-up demand is so great that sales should far outweigh any short-term losses there.

- Confounding doomsayers, demand in economically challenged Brazil did not fall, but stayed steady. This was enough to allow local producers, Cimpor among them, to recently increase prices by 15%.

Add to the above Cimpor's ongoing diversification into potentially high-growth international markets, and one is left with a well-rounded, dynamic enterprise that should take its place among Europe's leading industrial lights.

TIME FOR SMALL-CAPS

Beyond attractive large-caps like Cimpor, I am for the first time allocating a portion of the Fund to smaller-cap stocks, which have greatly underperformed the large-caps over the past three years. This is not surprising, as investors lately have much preferred large-caps' much greater visibility and liquidity.

I had avoided small-caps in the past, but at a current 30% valuation discount to larger stocks, they currently look so cheap as to offer both upside potential and downside protection. If the market broadens out--as I fully expect it will-- their share prices will likely increase in kind. On the other hand, if the market falls further, small-caps should be least affected, as they probably won't decline much more than they have already. Among the small-caps I currently favor are Colep, Atlantis and Vista Alegre.

--------------------------------------------------------------------------------
   4

LETTER TO SHAREHOLDERS

COLEP PORTUGAL-EMBALAGENS, PRODUTOS, ENCHIMENTOS E EQUIPAMENTOS, S.A. ("Colep"), Portugal's leading consumer packaging company, was hit hard by the failure of Russia's economy in mid-1998, as well as by weakness in the Latin American and Eastern European markets its serves. Investors all but abandoned it, despite the fact that it is essentially debt-free and well-positioned to meet the needs of a growing list of multinational customers. Management has proven to be extraordinarily resilient, having bought and established operations in the U.K., Poland and Spain, and rewarded investors through a stock buyback program. Colep's vertical integration of manufacturing, packaging and filling operations, moreover, differentiates it from competitors and provides it with the flexibility to profit from a number of products and services as the global economic recovery accelerates.

ATLANTIS-CRISTAIS DE ALCOBACA, S.A. ("Atlantis") is the largest Portuguese crystal and hollow-glass producer, with an estimated 45% of the domestic market. Its crystal products are generally recognized as among the finest in the world, enabling it to compete with brands such as Waterford and Baccarat. A new management team that arrived in 1995 has successfully restructured the company and helped to further improve its reputation for quality. It also has diversified product lines, greatly improved production efficiencies and capacity, and initiated a new retailing concept that should pay hefty dividends. As a consequence, Atlantis is profiting--and stands to profit even more--as European trade and the domestic economy expand. Yet despite strong recent sales growth and an unassailable brand image, the company's stock lags the market by a substantial margin.

FABRICA DE PORCELANA VISTA ALEGRE, S.A. ("Vista Alegre") is Portugal's leading producer of porcelain and ceramic products, principally very high- and medium-quality porcelain tableware, decorative porcelain and ceramic insulators. Its growth strategy calls for the development and expansion of retail distribution channels, both in Portugal and abroad. Company-owned retail outlets enable Vista Alegre to increase margins and sell complementary products from other producers, such as Atlantis. During 1998, Vista Alegre carried out a broad restructuring effort, whose net results were to make its operations much more transparent and investor-friendly, and improve balance-sheet liquidity as well. As with Atlantis and Colep, however, the general investor preference for blue-chips at the great expense of small-caps has left this excellent company's stock in the doldrums awaiting resuscitation.

I am confident that these and other small-cap equities will recover, and recover strongly. Sooner or later, investors will find value to be lacking in inflated large-cap share prices and come looking for it among smaller companies. It is certainly one of the great advantages of the closed-end fund structure to be able to acquire and hold these and other less liquid small-cap stocks early on, before the rush gets under way.

OUTLOOK: SUBSTANTIAL LONG-TERM VALUE

Near-term prospects for the Portuguese equity market are difficult to project. So much depends on so many factors, such as when Brazil will turn the corner to a more stable economy. When it does, several Portuguese multinationals with Brazilian operations will prosper in kind. Or when European trade will pick up, raising with it the fortunes of numerous large and small Portuguese companies alike. Or, finally, when investors will turn their heads to hear the bold, intriguing stories of good values gone lagging on the Atlantic coast of Iberia.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Looking further ahead, though, there are a variety of strong fundamentals to push share prices higher in the long term:

- Portugal's economy is strong, inflation is low and consumer spending is high.

- The much-anticipated consolidation of the banking industry appears to be occurring (albeit complicated by government involvement) as I write.

- The Portuguese market's earnings per share is currently expected to grow at rates of 11% in 1999 and 18% in 2000.

Certainly, if there is a time to capture value, this is it, as market conditions are masking the inherent quality and long-term promise of many Portuguese enterprises. I, for one, see the substantial value to be had in today's market and intend to fully utilize the Fund's closed-end structure to selectively acquire it for our shareholders' future benefit.

Respectfully,

/S/ Richard W. Watt
Richard W. Watt
President and Chief Investment Officer *

FROM CREDIT SUISSE ASSET MANAGEMENT:

 I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

 II. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 18 through 20 of this report.

III. Many services provided to the Fund and its shareholders by CSAM and the Fund's service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

--------------------------------------------------------------------------------
   6

LETTER TO SHAREHOLDERS

   CSAM recognizes the importance of the Year 2000 Issue and is taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economies, generally.

   CSAM anticipates that its systems will be adapted in time for the year 2000. CSAM is seeking assurances that comparable steps are being taken by the Fund's other major service providers. CSAM will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

--------------------------------------------------------------------------------
*Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management ("CSAM"), is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc.; The Chile Fund, Inc.; The Emerging Markets Infrastructure Fund, Inc.; The Emerging Markets Telecommunications Fund, Inc.; The First Israel Fund, Inc.; The Latin America Equity Fund, Inc.; and The Latin America Investment Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS A PERCENT OF NET ASSETS
                                                         06/30/99   12/31/98
Banking                                                    14.47%     16.50%
Construction & Public Works                                12.12%      7.82%
Consumer Products                                           2.95%      3.54%
Electric-Integrated                                        17.95%     15.07%
Foodstuffs, Beverages & Tobacco                             7.71%     14.17%
Forest Products & Paper                                     3.35%      2.70%
Insurance                                                   8.31%     12.07%
Telecommunications                                         19.35%     20.45%
Transportation & Warehousing                                7.71%      6.48%
Other                                                       4.58%      1.16%
Cash & Cash Equivalents                                     1.50%      0.04%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                             Percent of Net
           Holding                                                      Sector                   Assets
-----------------------------------------------------------------------------------------------------------
       1.  Portugal Telecom, S.A.                                 Telecommunications               19.3
-----------------------------------------------------------------------------------------------------------
       2.  Electricidade de Portugal, S.A.                        Electric-Integrated              17.9
-----------------------------------------------------------------------------------------------------------
       3.  Cimpor-Cimentos de Portugal, S.G.P.S., S.A.        Construction & Public Works           8.7
-----------------------------------------------------------------------------------------------------------
       4.  BPI-S.G.P.S., S.A.                                           Banking                     5.4
-----------------------------------------------------------------------------------------------------------
       5.  Banco Espirito Santo e Comercial de Lisboa,
           S.A.                                                         Banking                     4.6
-----------------------------------------------------------------------------------------------------------
       6.  Jeronimo Martins S.G.P.S., S.A.                  Foodstuffs, Beverages & Tobacco         4.6
-----------------------------------------------------------------------------------------------------------
       7.  Companhia de Seguros Tranquilidade                          Insurance                    4.5
-----------------------------------------------------------------------------------------------------------
       8.  Banco Comercial Portugues, S.A.                              Banking                     4.5
-----------------------------------------------------------------------------------------------------------
       9.  Brisa-Auto Estradas de Portugal, S.A.             Transportation & Warehousing           4.0
-----------------------------------------------------------------------------------------------------------
      10.  Companhia de Seguros Mundial Confianca, S.A.                Insurance                    3.8
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-98.50%
 BANKING-14.47%
Banco Comercial Portugues, S.A.,
 (Registered)...........................         31,700  $   821,037
Banco Comercial Portugues, S.A., Series
 A......................................         29,000    2,842,000
Banco Espirito Santo e Comercial de
 Lisboa, S.A., (Registered).............        163,935    3,811,729
BPI-S.G.P.S., S.A.......................        211,218    4,430,029
                                                         -----------
                                                          11,904,795
                                                         -----------
 CHEMICALS & PETROLEUM PRODUCTS-0.89%
Corporacao Industrial do Norte, S.A.,
 (Bearer)...............................         28,471      733,297
                                                         -----------
 CONSTRUCTION & PUBLIC WORKS-12.12%
Cimpor-Cimentos de Portugal, S.G.P.S.,
 S.A....................................        277,894    7,160,286
Mota e Companhia, S.A...................         61,100      566,754
Semapa-Sociedade de Investimento e
 Gestao S.G.P.S., S.A...................        144,900    2,240,118
                                                         -----------
                                                           9,967,158
                                                         -----------
 CONSUMER PRODUCTS-2.95%
Sonae Investimentos, S.G.P.S., S.A......         71,400    2,426,946
                                                         -----------
 CRYSTAL & GIFTWARE-0.96%
Atlantis-Cristais de Alcobaca, S.A......         99,751      789,568
                                                         -----------
 ELECTRIC-INTEGRATED-17.95%
Electricidade de Portugal, S.A..........        820,450   14,764,120
                                                         -----------
 FOODSTUFFS, BEVERAGES & TOBACCO-7.71%
Jeronimo Martins S.G.P.S., S.A..........        115,409    3,809,850
Sumolis-Companhia Industrial de Frutas e
 Bebidas, S.A...........................        321,346    1,821,574
Unicer-Uniao Cervejeira, S.A.
 (Registered)...........................         36,500      714,756
                                                         -----------
                                                           6,346,180
                                                         -----------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------

 FOREST PRODUCTS & PAPER-3.35%
Corticeira Amorim S.G.P.S. S.A..........        171,312  $ 1,703,830
Portucel Industrial-Empresa Produtora de
 Celulose, S.A..........................        191,400    1,051,430
                                                         -----------
                                                           2,755,260
                                                         -----------
 INSURANCE-8.31%
Companhia de Seguros Mundial Confianca,
 S.A.+..................................         80,200    3,162,500
Companhia de Seguros Tranquilidade......        146,050    3,672,845
                                                         -----------
                                                           6,835,345
                                                         -----------
 NON-METALLIC MINERAL PRODUCTS-0.89%
Fabrica de Porcelana Vista Alegre,
 S.A.+..................................         55,226      730,267
                                                         -----------
 RETAIL RESTAURANTS-0.84%
Ibersol S.G.P.S., S.A...................         10,300      690,020
                                                         -----------
 STEEL-0.24%
F. Ramada Acos e Industrias, S.A........         14,590      198,491
                                                         -----------
 TELECOMMUNICATIONS-19.35%
Portugal Telecom, S.A...................        230,326    9,364,858
Portugal Telecom, S.A. ADR..............        159,061    6,551,325
                                                         -----------
                                                          15,916,183
                                                         -----------
 TRANSPORTATION & WAREHOUSING-7.71%
Barbosa & Almeida-Fabrica de Vidros,
 S.A....................................        162,900    2,387,437
Brisa-Auto Estradas de Portugal, S.A....         80,025    3,299,111
Colep Portugal-Embalagens, Produtos,
 Enchimentos e Equipamentos, S.A.+......        118,823      655,187
                                                         -----------
                                                           6,341,735
                                                         -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 WHOLESALE-0.76%
SIVA S.G.P.S., S.A......................         58,475  $   623,766
                                                         -----------

TOTAL INVESTMENTS-98.50%
 (Cost $83,982,952) (Notes A,D)........................   81,023,131
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-1.50%...
                                                           1,234,559
                                                         -----------
NET ASSETS-100.00%.....................................  $82,257,690
                                                         -----------
                                                         -----------
---------------------------------------------------------
+          Security is non-income producing.
ADR        American Depositary Receipts.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $83,982,952)
 (Note A)...............................     $81,023,131
Cash (Note A)...........................       1,863,021
Prepaid expenses........................          17,755
                                             -----------
Total Assets............................      82,903,907
                                             -----------

 LIABILITIES
Payables:
  Investments purchased.................         320,936
  Investment advisory fee (Note B)......         212,698
  Administration fees (Note B)..........          10,078
  Other accrued expenses................         102,505
                                             -----------
Total Liabilities.......................         646,217
                                             -----------
NET ASSETS (applicable to 5,328,316
 shares of common stock outstanding)
 (Note C)...............................     $82,257,690
                                             -----------
                                             -----------

NET ASSET VALUE PER SHARE ($82,257,690
  DIVIDED BY 5,328,316).................          $15.44
                                             -----------
                                             -----------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 5,328,316 shares issued and outstanding
 (100,000,000 shares authorized)........     $     5,328
Paid-in capital.........................      73,517,213
Undistributed net investment income.....       1,573,522
Accumulated net realized gain on
 investments and foreign currency
 related transactions...................      10,120,396
Net unrealized depreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................      (2,958,769)
                                             -----------
Net assets applicable to shares
 outstanding............................     $82,257,690
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $  2,375,010
  Interest..............................          120,350
  Less: Foreign taxes withheld..........         (310,477)
                                             ------------
  Total Investment Income...............        2,184,883
                                             ------------
Expenses:
  Investment advisory fees (Note B).....          524,033
  Custodian fees........................           69,892
  Audit and legal fees..................           49,291
  Administration fees (Note B)..........           48,222
  Printing..............................           37,192
  Accounting fees.......................           29,073
  Transfer agent fees...................           16,137
  Directors' fees.......................           14,380
  NYSE listing fees.....................            8,024
  Insurance.............................            5,137
  Other.................................           16,225
                                             ------------
  Total Expenses........................          817,606
  Less: Fee waivers (Note B)............          (79,808)
                                             ------------
    Net Expenses........................          737,798
                                             ------------
  Net Investment Income.................        1,447,085
                                             ------------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................        5,411,428
  Foreign currency related
   transactions.........................          (74,584)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........      (22,165,767)
                                             ------------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................      (16,828,923)
                                             ------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $(15,381,838)
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              For the Six
                                              Months Ended          For the Year
                                             June 30, 1999             Ended
                                              (unaudited)        December 31, 1998
                                             --------------------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income.................      $  1,447,085          $    658,477
  Net realized gain on investments and
   foreign currency related
   transactions.........................         5,336,844            30,502,891
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currency.............................       (22,165,767)           (6,670,819)
                                             --------------      ------------------
    Net increase/(decrease) in net
     assets resulting from operations...       (15,381,838)           24,490,549
                                             --------------      ------------------
Dividends and distributions to
 shareholders:
  Net investment income.................                --              (394,077)
  Net realized gain on investments......                --           (30,071,072)
                                             --------------      ------------------
    Total dividends and distributions to
     shareholders.......................                --           (30,465,149)
                                             --------------      ------------------
Capital share transactions:
  Proceeds from 36,140 shares issued in
   reinvestment of dividends............                --               614,394
  Cost of 27,100 shares repurchased
   (Note F).............................          (444,036)                   --
                                             --------------      ------------------
  Net increase/(decrease) in net assets
   resulting from capital share
   transactions.........................          (444,036)              614,394
                                             --------------      ------------------
    Total decrease in net assets........       (15,825,874)           (5,360,206)
                                             --------------      ------------------

 NET ASSETS
Beginning of period.....................        98,083,564           103,443,770
                                             --------------      ------------------
End of period (including undistributed
 net investment income of $1,573,522 and
 $126,437, respectively)................      $ 82,257,690          $ 98,083,564
                                             --------------      ------------------
                                             --------------      ------------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                     For the
                                       Six
                                     Months
                                      Ended
                                    June 30,                             For the Years Ended December 31,
                                      1999#       -------------------------------------------------------------------------------
                                    (unaudited)     1998          1997          1996          1995          1994          1993
                                    ---------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period.........................      $18.31         $19.45        $17.43        $13.29        $14.33        $12.52         $8.90
                                    ---------     ---------     ---------     ---------     ---------     ---------     ---------
Net investment income...........        0.27           0.12          0.05          0.11          0.17          0.06          0.07
Net realized and unrealized
 gain/ (loss) on investments and
 foreign currency related
 transactions...................       (3.14)++        4.43+         6.11+         4.11         (1.03)         1.81          3.55
                                    ---------     ---------     ---------     ---------     ---------     ---------     ---------
Net increase/(decrease) in net
 assets resulting from
 operations.....................       (2.87)          4.55          6.16          4.22         (0.86)         1.87          3.62
                                    ---------     ---------     ---------     ---------     ---------     ---------     ---------
Dividends and distributions to
 shareholders:
  Net investment income.........          --          (0.07)        (0.01)        (0.08)        (0.15)        (0.06)           --
  In excess of net investment
   income.......................          --             --            --            --            --            --            --
  Net realized gain on
   investments and foreign
   currency related
   transactions.................          --          (5.62)        (4.13)           --         (0.03)           --            --
                                    ---------     ---------     ---------     ---------     ---------     ---------     ---------
Total dividends and
 distributions to
 shareholders...................          --          (5.69)        (4.14)        (0.08)        (0.18)        (0.06)           --
                                    ---------     ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, end of
 period.........................      $15.44         $18.31        $19.45        $17.43        $13.29        $14.33        $12.52
                                    ---------     ---------     ---------     ---------     ---------     ---------     ---------
                                    ---------     ---------     ---------     ---------     ---------     ---------     ---------
Market value, end of period.....     $14.438        $15.625       $15.813       $13.750       $11.125       $13.875       $14.125
                                    ---------     ---------     ---------     ---------     ---------     ---------     ---------
                                    ---------     ---------     ---------     ---------     ---------     ---------     ---------
Total investment return(a)......       (7.60)%        32.56%        43.21%        24.28%       (18.65)%       (1.35)%       76.56%
                                    ---------     ---------     ---------     ---------     ---------     ---------     ---------
                                    ---------     ---------     ---------     ---------     ---------     ---------     ---------

 RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted).......................     $82,258        $98,084      $103,444       $92,399       $70,431       $75,908       $66,351
Ratio of expenses to average net
 assets, net of fee waivers.....        1.64%(b)       1.50%         1.56%         1.62%         1.58%         1.41%         1.97%
Ratio of expenses to average net
 assets, excluding fee
 waivers........................        1.82%(b)       1.66%         1.73%         1.81%         1.76%         1.59%         2.00%
Ratio of net investment income
 to average net assets..........        3.22%(b)       0.51%         0.23%         0.75%         1.18%         0.43%         0.66%
Portfolio turnover rate.........       19.51%         48.52%        72.25%        35.94%        35.73%        15.47%        24.47%


                                                                                 For the
                                                                                 Period
                                                                               November 9,
                                                                              1989* through
                                                                              December 31,
                                    1992          1991          1990              1989

 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period.........................     $10.77        $10.96        $13.79             $13.79**
                                  ---------     ---------     ---------       -------------
Net investment income...........       0.11          0.13          0.16               0.04
Net realized and unrealized
 gain/ (loss) on investments and
 foreign currency related
 transactions...................      (1.92)        (0.21)        (2.87)              0.04
                                  ---------     ---------     ---------       -------------
Net increase/(decrease) in net
 assets resulting from
 operations.....................      (1.81)        (0.08)        (2.71)              0.08
                                  ---------     ---------     ---------       -------------
Dividends and distributions to
 shareholders:
  Net investment income.........      (0.06)        (0.11)        (0.12)             (0.04)
  In excess of net investment
   income.......................         --            --            --              (0.04)
  Net realized gain on
   investments and foreign
   currency related
   transactions.................         --            --            --                 --
                                  ---------     ---------     ---------       -------------
Total dividends and
 distributions to
 shareholders...................      (0.06)        (0.11)        (0.12)             (0.08)
                                  ---------     ---------     ---------       -------------
Net asset value, end of
 period.........................      $8.90        $10.77        $10.96             $13.79
                                  ---------     ---------     ---------       -------------
                                  ---------     ---------     ---------       -------------
Market value, end of period.....     $8.000        $9.750        $9.250            $17.000
                                  ---------     ---------     ---------       -------------
                                  ---------     ---------     ---------       -------------
Total investment return(a)......     (17.34)%        6.58%       (44.91)%            22.49%
                                  ---------     ---------     ---------       -------------
                                  ---------     ---------     ---------       -------------
 RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted).......................    $47,134       $57,036       $58,084            $73,023
Ratio of expenses to average net
 assets, net of fee waivers.....       1.92%         1.96%         2.04%              2.26%(b)
Ratio of expenses to average net
 assets, excluding fee
 waivers........................         --            --            --                 --
Ratio of net investment income
 to average net assets..........       1.07%         1.20%         1.38%              2.03%(b)
Portfolio turnover rate.........      39.07%        13.31%        10.09%                --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.16 per share.
+ Includes $0.02 and $0.01 per share decrease to the Fund's net asset value resulting from the dilutive impact of shares issued pursuant to the Fund's Dividend Reinvestment Plan in 1998 and 1997, respectively.
# Based on average shares outstanding, except for dividends and distributions, if any, which are based on actual dividends and distributions paid.
++ Includes a $0.01 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares repurchased pursuant to the Fund's share repurchase program for the six months ended June 30, 1999.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Portugal Fund, Inc. (the "Fund") was incorporated in Maryland on August 11, 1989 and commenced investment operations on November 9, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the last current bid and the asked prices, if available. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At June 30, 1999, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated on each business day with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 1999, the interest rate was 4.00% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

The Fund may be subject to Portuguese corporate income tax at a maximum rate of 17.50% on dividends received from Portuguese corporations. Capital gains realized by the Fund on the sale of securities are exempt from Portuguese tax.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Repatriation of both investment income and capital from Portugal is controlled under regulations, including, in some cases, the need for certain advance government notification or authority. Foreign investment in Portugal by the Fund may be subject to the prior authorization from the Minister of Finance, from the Bank of Portugal or the Portuguese Foreign Trade Institute, depending on the type of investment or subject to the rules concerning public trade offers.

The Portuguese securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A high proportion of the shares of some Portuguese listed companies are held by a limited number of persons, which may limit the number of shares available for acquisition by the Fund. Restrictions on foreign ownership could also restrict the Fund's ability to acquire shares in certain companies.

NOTE B. AGREEMENTS

Credit Suisse Asset Management ("CSAM"), formerly BEA Associates, serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly net assets, 1.15% of the next $50 million and 1.10% of amounts over $100 million. CSAM has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-adviser. For the six

--------------------------------------------------------------------------------
   16

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
months ended June 30, 1999, CSAM earned $524,033 for advisory services, of which CSAM waived $79,808. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the six months ended June 30, 1999, CSAM was reimbursed $7,720 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.09% of the Fund's average weekly net assets. For the six months ended June 30, 1999, BSFM earned $40,502 for administrative services.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 5,328,316 shares outstanding at June 30, 1999, CSAM owned 7,206 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 1999 was $83,982,952. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $2,959,821 was composed of gross appreciation of $4,133,612 for those investments having an excess of value over cost and gross depreciation of $7,093,433 for those investments having an excess of cost over value.

For the six months ended June 30, 1999, purchases and sales of securities, other than short-term investments, were $16,966,330 and $17,228,288, respectively.

NOTE E. CREDIT AGREEMENT

The Fund, along with 10 other U.S. regulated investment companies for which CSAM serves as investment adviser, has a credit agreement with BankBoston, N.A. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the six months ended and at June 30, 1999. Upon termination of the above agreement with BankBoston, N.A., the Fund entered into a credit agreement with Deutsche Bank AG and State Street Bank and Trust Company effective July 28, 1999.

NOTE F. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund announced that its Board of Directors has authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares recently have been trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program will be subject to review by the Board of Directors of the Fund. For the six months ended June 30, 1999, the Fund repurchased 27,100 of its shares for a total of $444,036 at a weighted average discount of 12.53% from net asset value. The discount of individual repurchases ranged from 10.62% -- 16.44%.

--------------------------------------------------------------------------------

 DESCRIPTION OF INVESTLINK-SM-* PROGRAM

The InvestLink-SM- Program is sponsored and administered by BankBoston, N.A., not by The Portugal Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions). Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston,  N.A.,  as  Program  Administrator,  administers  the  Program   for
participants, keeps records, sends statements of account to participants and performs other duties relating to the Program.

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   18

Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional Shares) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or

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                                                                           19
willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 337-8571; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.

---------------------------------------------
*InvestLink is a service mark of Boston EquiServe Limited Partnership.

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   20

 SUMMARY OF GENERAL INFORMATION

The Fund--The Portugal Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investing primarily in Portuguese securities. The Fund is managed and advised by Credit Suisse Asset Management ("CSAM"), formerly known as BEA Associates. CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of June 30, 1999, CSAM-Americas managed approximately $42.8 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Portugal" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "PortugalFd". The Fund's New York Stock Exchange trading symbol is PGF. Weekly comparative net asset value (NAV) and market price information about The Portugal Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE CSAM GROUP OF FUNDS

LITERATURE   REQUEST--Call  today  for  free   descriptive  information  on  the
closed-end funds listed  below at  1-800-293-1232 or  visit our  website on  the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)
FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund,
Inc. (CGF)

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Portugal Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

--------------------------------------------------------------------------------

DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director

James J. Cattano                Director

Jonathan W. Lubell              Director

Martin M. Torino                Director

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 President, Chief Investment Officer
                                and Director

Hal Liebes                      Senior Vice President

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Rocco A. Del Guercio            Vice President

INVESTMENT ADVISER

Credit Suisse Asset Management
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any
securities mentioned in this report.                                      [LOGO]

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                                                                     3912-SAR-99